UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported: September 21, 2005)
AMERUS GROUP CO.
(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 WALNUT STREET DES MOINES, IOWA	50309-3948

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(515) 362-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 9.01 (c). EXHIBITS
SIGNATURE
EXHIBIT INDEX
Underwriting Agreement
Articles of Amendment to Amended and Restated Articles of Incorporation
Certificate of Stock
Declaration of Covenant

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On September 21, 2005, AmerUs Group Co. (the “Company”) entered into an underwriting agreement (“Agreement”) with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and the underwriters named in Schedule I of the Agreement (the “Underwriters”). Pursuant to the Agreement, the Company agreed to issue and sell to the Underwriters $150 million of Series A Non-Cumulative Perpetual Preferred Stock (“Shares”) at a rate per annum equal to 7.25% applied to the liquidation preference of $25 per share. The Company has also granted the Underwriters an option for 30 days to purchase up to a maximum of 900,000 additional shares of Series A Non-Cumulative Perpetual Preferred Stock from the Company for the purpose of covering overallotments, if any. The Underwriters purchased the Shares at a discount of $0.7875 per share with respect to Shares sold to retail investors and $0.50 per share with respect to Shares sold to certain institutions, for a total underwriting discount of $4,023,500. A specimen of the global stock certificate, dated September 26, 2005, representing the Shares (“Certificate”) is attached hereto as Exhibit 4.1.
The Agreement contains customary representations, warranties and covenants that are valid as between the parties and as of the date of entering into such agreements and they are not factual information to investors about the Company. Investors are advised to review the Company’s periodic filings with the Securities and Exchange Commission.
In connection with its issuance of the Shares, the Company executed a Declaration of Covenant, dated as of September 26, 2005 (“Declaration”), in which the Company agreed, for the benefit of certain debt holders, not to redeem the Shares unless such redemption is made with the proceeds from certain equity issuances. The Declaration is attached as Exhibit 99.1 hereto.
For a complete description of the terms and conditions of the Agreement, the Certificate and the Declaration, see the Agreement, Certificate and Declaration, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1 and 99.1, respectively.
ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
On September 26, 2005, the Company’s subsidiary, AmerUs Life Insurance Company (“ALIC”), reorganized its participation in a joint venture (“Joint Venture”) with Ameritas Life Insurance Corp. (“Ameritas”). The Company had participated in the Joint Venture through ALIC’s 34% ownership interest in AMAL Corporation (“AMAL”), the remainder of which was owned by Ameritas and one of its affiliates. AMAL has two wholly owned subsidiaries, Ameritas Variable Life Insurance Company (“AVLIC”) and Ameritas Investment Corp. (“AIC”). The Joint Venture Agreement, dated as of June 30, 1996, between American Mutual Insurance Company and Ameritas Life Insurance Corp., filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K, dated March 25, 1998 (“Joint Venture Agreement”) and Amendment No. 1 to Joint Venture Agreement, dated April 1, 2002, by and between Ameritas Life Insurance Corp. and AmerUs Life Insurance Company, filed as Exhibit 10.37 to the Company’s Quarterly Report on Form 10-Q, dated August 12, 2002, are hereby incorporated into this Item 1.02 by reference. ALIC and Ameritas agreed to terminate the Joint Venture Agreement, and ALIC sold its interest in AMAL to Ameritas for cash and retained a joint venture interest in AIC. Producers of ALIC and its affiliates will continue to market AVLIC products. The parties and their affiliates will also continue to provide certain services to each other.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
On September 26, 2005, the Company issued and sold $150 million of Shares. The Company also granted the underwriters an option for 30 days to purchase up to a maximum of 900,000 additional shares of Series A Non-Cumulative Perpetual Preferred Stock from the Company for the purpose of covering overallotments, if any. When, as and if declared by the Company’s board of directors, or a duly authorized committee thereof, out of legally available funds, dividends will be payable quarterly in arrears on the 15th day of each March, June, September and December, commencing on December 15, 2005, on a non-cumulative basis at a rate per annum equal to 7.25% applied to the liquidation preference of $25 per Share. The description of the terms of the Shares, the Agreement, the Certificate and the Declaration in Item 1.01 above is incorporated into this Item 2.03 by reference. For a complete description of the Shares, see Item 1.01 and the Articles of Amendment to the Amended and Restated Articles of Incorporation of AmerUs Group Co., attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated into this Item 2.03 by reference.
ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
Subject to certain exceptions, the terms of the Shares issued on September 26, 2005, as set forth in the Articles of Amendment to the Amended and Restated Articles of Incorporation of AmerUs Group Co., which are attached to this Current Report on Form 8-K as Exhibit 3.1 and which are incorporated into this Item 3.03 by reference, limit the Company’s ability to pay dividends on, and to repurchase, stock ranking junior to the Shares (including the Company’s common stock) with respect to the payment of dividends and distributions upon liquidation, dissolution or winding-up of the Company in the event the Company fails to declare and pay full dividends on the Shares for the latest completed dividend period.
ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
Effective September 26, 2005, the board of directors of the Company amended its amended and restated articles of incorporation to create and issue the Shares. The Articles of Amendment to the Amended and Restated Articles of Incorporation of AmerUs Group Co. are attached to this Current Report on Form 8-K as Exhibit 3.1 and are incorporated into this Item 5.03 by reference.

ITEM 9.01 (c). EXHIBITS.

1.1.	Underwriting Agreement between AmerUs Group Co., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and the underwriters named in Schedule I of the Agreement, dated September 21, 2005

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of AmerUs Group Co.

4.1.	Certificate of Stock

99.1.	Declaration of Covenant, dated as of September 26, 2005, by AmerUs Group Co.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.
By:	/s/ Melinda S. Urion
Melinda S. Urion
Executive Vice President, Chief Financial Officer and Treasurer

Dated: September 27, 2005

EXHIBIT INDEX

Exhibit No.	Description

1.1.	Underwriting Agreement between AmerUs Group Co., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and the underwriters named in Schedule I of the Agreement, dated September 21, 2005

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of AmerUs Group Co.

4.1.	Certificate of Stock

99.1.	Declaration of Covenant, dated as of September 26, 2005, by AmerUs Group Co.